Exhibit 10.3

 Execution Version

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN AGREEMENT, dated as of April 24, 2020 (this “Amendment No. 2”), is by and among KIMCO REALTY CORPORATION, a Maryland corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders defined below (the “Administrative Agent”), and TRUIST BANK and BANK OF AMERICA, N.A. (each, a “New Term Lender”, and, collectively, the “New Term Lenders”). Reference is made to that certain Term Loan Agreement dated as of April 1, 2020, as amended by Amendment No. 1 to Term Loan Agreement dated as of April 20, 2020 (as so amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, pursuant to Section 10.8 of the Credit Agreement, the Borrower has requested, and the New Term Lenders have agreed, to establish Incremental Commitments under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      AMENDMENT TO CREDIT Agreement. As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended in accordance with Section 10.8 of the Credit Agreement as follows:

Section 1.01.      Incremental Commitments. As of the Amendment Effective Date, each of the New Term Lenders has an Incremental Commitment in the amount set forth opposite its name in Schedule 1 attached hereto. The aggregate amount of such Incremental Commitments is equal to $20,000,000.

Section 1.02.      Making of the New Term Loan. On the Amendment Effective Date, and so long as the conditions set forth in Section 10.8 of the Credit Agreement are satisfied, each New Term Lender agrees to make a New Term Loan to the Borrower pursuant to Section 10.8 of the Credit Agreement in the amount equal to its Incremental Commitment. Such New Term Loans shall be subject to the same terms (including, without limitation, the same Maturity Date) and shall be considered the same tranche as and pari passu with the existing Loans under the Credit Agreement. From and after the Amendment Effective Date, each reference to the Loans in the Credit Agreement (including, without limitation, in the definition of “Required Lenders”) shall be deemed to include the New Term Loan made by each New Term Lender. Notwithstanding anything to the contrary provided in the Credit Agreement or otherwise, the New Term Loans shall be made as Eurocurrency Loans with an initial Interest Period ending on the same date as the Interest Period then-outstanding with respect to Loans made on the Closing Date. From and after the making of the New Term Loans on the Amendment Effective Date, the Lenders (and their titles) and the outstanding principal amount of the Loans shall be as set forth on Schedule 2 attached hereto.

Section 1.03.      New Term Lenders. From and after the Amendment Effective Date, each of the New Term Lenders shall be deemed to be a Lender for all purposes of the Credit Agreement, and each reference to the Lenders in the Credit Agreement (including, without limitation, in the definition of “Required Lenders”) shall be deemed to include each of the New Term Lenders. Without limiting the generality of the foregoing, each of the New Term Lenders confirms its appointment of Wells Fargo Bank, National Association, as the Administrative Agent in accordance with Article IX of the Credit Agreement.

Section 1.04.      Representations, Warranties and Agreements of New Term Lenders. Each of the New Term Lenders (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 2 and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to become a Lender, (iii) and agrees that from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Commitments and New Term Loans, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 2, and (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 2; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender and their Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 1.05.      Request under Section 10.8 of Credit Agreement. This Amendment No. 2 is and shall be deemed to be for all purposes of the Credit Agreement the second and partial exercise by the Borrower of its rights under Section 10.8 of the Credit Agreement to request Incremental Commitments. From and after the Amendment Effective Date (and after giving effect to the New Term Loans), $535,000,000 of the Incremental Commitments shall remain available to be requested by the Borrower pursuant to Section 10.8 of the Credit Agreement.

SECTION 2.      REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the New Term Lenders and Administrative Agent to enter into this Amendment No. 2, the Borrower represents and warrants to each New Term Lender and the Administrative Agent as follows:

(i)     The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform each of this Amendment No. 2, the Credit Agreement, as amended by this Amendment No. 2 (the “Amended Credit Agreement”) and the Notes described in Section 3D below (collectively, the “Amendment Documents”) and, to borrow the New Term Loans hereunder, and the Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of each Amendment Document and the borrowings of the New Term Loans on the terms and conditions of this Amendment No. 2. Each Amendment Document has been duly executed and delivered on behalf of the Borrower;

(ii)     Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the date hereof and will be true on and as of the Amendment Effective Date (after giving effect to the inclusion of this Amendment No. 2 as a “Loan Document’) as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

(iii)     No Default or Event of Default has occurred and is continuing, or will occur after giving effect to this Amendment No. 2.

SECTION 3.      CONDITIONS TO EFFECTIVENESS

This Amendment No. 2 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

A.      The Borrower, the Administrative Agent, and the New Term Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

B.      The Administrative Agent shall have received a secretary’s certificate from the Borrower (i) either confirming that there have been no changes to its organizational documents since April 1, 2020, or if there have been changes to the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to authorization of this Amendment No. 2, good standing of the Borrower and incumbency of officers with respect to this Amendment No. 2 and the transactions contemplated hereby;

C.      The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which the Borrower is responsible pursuant to Section 10.5 of the Credit Agreement and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 2;

D.      Execution and delivery to the Administrative Agent by the Borrower in favor of each New Term Lender, if requested by such New Term Lender, of a Term Loan Note in an amount equal to its Incremental Commitment hereunder;

E.      Delivery to the Administrative Agent by each of Wachtell, Lipton, Rosen & Katz and Venable LLP, as counsel to the Borrower, of an opinion addressed to the New Term Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent;

F.      Payment by the Borrower of any agreed upon compensation to the New Term Lenders and the Administrative Agent due and payable on the Amendment Effective Date in respect of the Incremental Commitments;

G.      Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

H.      (i) No Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect thereto and (ii) the Borrower would be in compliance with each financial covenant set forth in paragraphs (a) through (f) of Section 7.1 of the Credit Agreement if the ratio or amount referred to therein were to be calculated as of the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b) of the Credit Agreement after giving pro forma effect to the incurrence of Indebtedness under the New Term Loans on the Amendment Effective Date, and the use of proceeds thereof; and

I.      The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower that the conditions contained in Section 10.8 of the Credit Agreement have been satisfied.

Upon satisfaction of the foregoing condition, the Administrative Agent shall deliver written notice to the Borrower and the New Term Lenders of the Amendment Effective Date.

SECTION 4.      MISCELLANEOUS

A.      Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)     On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 2 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii)     Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

(iv)     The amendments made hereby are necessary or appropriate, in the judgment of the Administrative Agent, to effect the provisions of Section 10.8 and the Incremental Commitments contemplated hereby. Pursuant to Section 10.8, Administrative Agent hereby agrees to forward a copy of this Amendment No. 2 to each Lender promptly after execution hereof.

B.      Headings. Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.

C.      Applicable Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.      Counterparts; Effectiveness. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy or other electronic means in accordance with Section 10.12 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

E.      Jurisdictions; Waivers. The provisions of Section 10.16 and 10.18 of the Credit Agreement shall apply to this Amendment No. 2 and are hereby incorporated by reference.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

KIMCO REALTY CORPORATION

By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 2 to Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Matthew Kuhn
Name: Mathew Kuhn Title: Director

[Signature Page to Amendment No. 2 to Term Loan Agreement]

TRUIST BANK, as a New Term Lender

By:	/s/ Brad Bowen
Name: Brad Bowen Title: Senior Vice President

[Signature Page to Amendment No. 2 to Term Loan Agreement]

BANK OF AMERICA, N.A., as a New Term Lender

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor Title: Vice President

[Signature Page to Amendment No. 2 to Term Loan Agreement]

Schedule 1

Incremental Commitments

New Term Lender	Commitment Amount

Truist Bank	$10,000,000

Bank of America, N.A.	$10,000,000

Total	$20,000,000

Schedule 2

Lenders and Outstanding Loans

		Outstanding Principal
Lender	Title	Amount of Loans

Wells Fargo Bank, National Association	Joint Lead Arranger/ Administrative Agent	$75,000,000

PNC Bank, National Association	Joint Lead Arranger/ Syndication Agent	$75,000,000

U.S. Bank National Association	Joint Lead Arranger/ Syndication Agent	$75,000,000

Bank of Montreal, Chicago Branch	Syndication Agent	$75,000,000

BNP Paribas	N/A	$50,000,000

Regions Bank	N/A	$50,000,000

TD Bank, N.A.	N/A	$50,000,000

JPMorgan Chase Bank, N.A.	N/A	$25,000,000

Credit Suisse AG, Cayman Islands Branch	N/A	$25,000,000

The Bank of Nova Scotia	N/A	$25,000,000

Citibank, N.A.	N/A	$25,000,000

Barclays Bank PLC	N/A	$10,000,000

Morgan Stanley Bank, N.A.	N/A	$10,000,000

Truist Bank	N/A	$10,000,000

Bank of America, N.A.	N/A	$10,000,000

Total		$590,000,000